UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FTAC EMERALD ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

FTAC EMERALD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	EMLDU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the units	EMLD	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	EMLDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2024, FTAC Emerald Acquisition Corp. (the “Company”) entered into a subscription agreement with Polar Multi-Strategy Master Fund (“Polar”), Emerald ESG Sponsor LLC (“ESG Sponsor”), Emerald ESG Advisors, LLC (“ESG Advisors”) and Emerald ESG Funding, LLC (“ESG Funding” and collectively with ESG Sponsor and ESG Advisors, the “Sponsors”), to cover working capital requirements of the Company and costs related to a possible extension of the Company’s trust liquidation date (the “Subscription Agreement”). Pursuant to the terms and subject to the conditions of the Subscription Agreement, Polar agreed to contribute up to $550,000 to ESG Funding (the “Capital Contribution”). An initial capital call of $350,000 is intended to take place within five (5) business days of the signing of the Subscription Agreement, and the Sponsors may request a second capital call of $200,000 within five (5) business days of April 1, 2024, subject to certain specified conditions.

The Capital Contribution shall be repaid to Polar by ESG Funding upon the Company’s closing of an initial business combination (the “Closing”). In consideration of the Capital Contribution, the Company has agreed to issue, or to cause the surviving entity following the Closing (the “Surviving Company”) to issue, 1.0 share of common stock of the Surviving Company (“Common Stock”) for each dollar of the Capital Contribution funded as of or prior to the Closing, which shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies and shall be registered as part of any registration statement to be filed in connection with the Closing or, if no such registration statement is filed in connection with the Closing, pursuant to the first registration statement to be filed by the Company or the Surviving Company following the Closing. The Capital Contribution is non-interest bearing and shall be repaid by ESG Funding (upon receipt of funds from the Company) to, and at the election of, Polar (i) in Common Stock, at a rate of 1.0 share of Common Stock for each ten dollars ($10.00) of the Capital Contribution funded as of the Closing or (ii) in cash.

If the Company liquidates without consummating an initial business combination, any amounts remaining in the Sponsors’ or the Company’s cash accounts, not including the Company’s trust account, following repayment of all liabilities and wind-down expenses, will be paid promptly to the Investor, up to the amount of the Capital Contribution funded. Upon certain events of default under the Subscription Agreement, the Company shall issue to Polar 0.1 shares of Common Stock (“Default Shares”) for each dollar of the Capital Contribution funded as of the date of such default, and for each month thereafter until such default is cured, subject to certain limitations provided for therein.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 2.03 to the extent required herein.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Item 8.01. Other Events.

On January 8, 2024, the Company announced that the special meeting of stockholders (the “Meeting”) scheduled to be held on January 16, 2024 at 11:00 am Eastern Time will be postponed until 11:00 am Eastern Time on Friday, January 19, 2024. There is no change to the location, record date, purpose or any of the proposals to be acted upon at the Meeting.

The Meeting is being held for the purposes of considering and voting on (i) an extension amendment to the Company’s Amended and Restated Certificate of Incorporation, (ii) an extension amendment to the Investment Management Trust Agreement and (iii) an adjournment proposal (collectively, the “Proposals”), each as described in the Company’s amended definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 29, 2023.

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding shareholder approval of the Proposals and related redemptions, the amount of funds that may be available in the Trust Account following the extension, if approved, and the Company’s ability to complete an initial business combination within the required time period. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the Proposals to be considered and voted on at the Meeting is described in the definitive proxy statement for the Meeting filed by the Company with the SEC on December 29, 2023 (the “Proxy Statement”), which has been mailed to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: FTAC Emerald Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated January 3, 2024, by, between and among Polar Multi-Strategy Master Fund, FTAC Emerald Acquisition Corp., Emerald ESG Sponsor LLC, Emerald ESG Advisors, LLC, Emerald ESG Funding, LLC and, solely for the purposes of Section 1.5.2, Cohen Circle, LLC.
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2024	FTAC EMERALD ACQUISITION CORP.

	By:	/s/ Bracebridge H. Young, Jr.
	Name:	Bracebridge H. Young, Jr.
	Title:	President and Chief Executive Officer

3

Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into effectively as of January 3, 2024 (the “Effective Date”), by, between and among Polar Multi-Strategy Master Fund (the “Investor”), FTAC Emerald Acquisition Corp. a Delaware corporation (“SPAC”), and Emerald ESG Sponsor LLC, a Delaware limited liability company (“ESG Sponsor”), Emerald ESG Advisors, LLC, a Delaware limited liability company (“ESG Advisors”) and Emerald ESG Funding, LLC, a Delaware limited liability company (“ESG Funding”) and, solely for the purposes of Section 1.5.2, Cohen Circle, LLC (“Cohen”). Collectively, ESG Sponsor, ESG Advisors and ESG Funding are referred to in this Agreement as the “Sponsors”. Investor, SPAC and Sponsors are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

WHEREAS, SPAC is a special purpose acquisition company that closed on its initial public offering on December 20, 2021, with 18 months to complete an initial business combination, which period was automatically extended for an additional 3 months pursuant to the terms of the charter of the SPAC (the “De- SPAC”);

WHEREAS, on September 18, 2023, SPAC held a special meeting of stockholders during which SPAC’s stockholders approved a proposal to extend the date by which the SPAC must consummate the De- SPAC from September 20, 2023 to January 19, 2024 (or earlier as may be determined by the SPAC’s board of directors);

WHEREAS, the Sponsors may seek to extend the date by which the SPAC must consummate the De-SPAC for an additional period to be determined (“Extension”);

WHEREAS, as of the date of this Agreement, SPAC has not completed the De-SPAC, and is seeking to raise funds to cover working capital expenses and to fund the Extension;

WHEREAS, ESG Funding and/or Cohen has committed to fund up to $2,000,000 to the SPAC (the “SPAC Loan”) and the Investor, as an existing SPAC investor has agreed to invest up to $550,000 payable to ESG Funding (the “Investor’s Capital Contribution”) in return for the Subscription Shares (as defined below). Investor has agreed to pay the Investor’s Capital Contribution to ESG Funding who will use such amount to fund a portion of the SPAC Loan (the “SPAC Investment Amount”);

WHEREAS, SPAC will pay all principal under the SPAC Investment Amount to ESG Funding at the closing of the De-SPAC transaction (the “De-SPAC Closing”), in accordance with section 1.5 below, and the Investor will be entitled to receive such proceeds received by ESG Funding as a return of capital on its Capital Investment (as defined below); and

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreement contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

SUBSCRIPTION AND RETURN OF CAPITAL

1.1	Capital Calls. The Sponsors may require a drawdown from the Investor against the Investor’s Capital Contribution (each, a “Capital Call”) subject to and on the following conditions:

1.1.1	For each Capital Call, the amount being called from the Investor shall not exceed 50% of the total amount being funded to the SPAC by ESG Funding and/or Cohen as of such time; provided that for the Initial Capital Call, any amounts which have been funded by ESG Funding and/or Cohen and received by SPAC during the period from November 1, 2023 until the Closing shall be taken into account when calculating the amount callable for the Initial Capital Call;

1.1.2	The aggregate amount of all Capital Calls shall not exceed the Investor’s Capital Contribution;

1.1.3	An initial Capital Call of $350,000 of the Investor’s Capital Contribution (such amount, being the “Initial Capital Call”) will be paid by the Investor to ESG Funding by wire transfer of immediately available funds pursuant to the wiring instructions separately provided within five (5) business days of this Agreement or on such date as the Parties may agree in writing (such date, the “Closing”); and

1.1.4	A Capital Call of $200,000 of the Investor’s Capital Contribution may be called within five (5) business days of April 1, 2024 (the “Second Capital Call”).

For greater certainty, the Sponsors have the right but no obligation to request a Capital Call(s) in their discretion, and no Capital Calls may be made after the termination or expiry of this Agreement. The Initial Capital Call shall be funded at Closing and the Second Capital Call shall be funded within five (5) calendar days of April 1, 2024 provided the Sponsors have requested such amount on or before April 1, 2024. Investor shall advance each Capital Call amount to ESG Funding by wire transfer of immediately available funds pursuant to the wiring instructions separately provided.

1.2	Subscription. In consideration of the Capital Call(s) funded by the Investor and received by ESG Funding (such funded amounts, being the Investor’s “Capital Investment”), SPAC (or the surviving entity following the De-SPAC Closing) will issue 1 shares of SPAC’s Class A common stock (“Common Stock”) for each dollar of Capital Investment funded as of or prior to the De-SPAC Closing (the “Subscription Shares”). Such issuance to be completed no later than ten (10) business days following the De-SPAC Closing.

1.3	Restrictions. The Investment Shares (as defined below) shall not be subject to any transfer restrictions or any other lock-up provisions, earn outs, or other contingencies (other than those arising under the Securities Act or state securities laws). For clarity, following the De-SPAC Closing, the Investment Shares will not be subject to forfeiture or lockup and, notwithstanding anything contained in any agreement to which the Sponsors, SPAC or the Investment Shares is or are subject, Investor shall not be required to forfeit or transfer the Investment Shares.

1.4	Registration. The Sponsors and SPAC shall ensure that the Investment Shares (i) to the extent feasible and in compliance with all applicable laws and regulations are registered as part of any registration statement issuing shares before or in connection with the De-SPAC Closing, or (ii) if no such registration statement is filed in connection with the De-SPAC Closing, promptly registered pursuant to the first registration statement filed by the SPAC or the surviving entity following the De-SPAC Closing, which shall be filed no later than 30 days after the De-SPAC Closing and declared effective no later than 90 days after the De-SPAC Closing (the “Registration Requirement”). The Sponsors shall not sell, transfer, or otherwise dispose of any SPAC securities owned by the Sponsors until the Investor’s Capital Investment has been repaid to the Investor, the Investment Shares have been issued to the Investor and the Registration Requirement has been complied with (other than transfers to its members and/or their designees).

1.5	Return of Capital.

1.5.1	The SPAC Loan shall not accrue interest and the SPAC shall repay ESG Funding the full amount of the SPAC Investment Amount upon the De-SPAC Closing. Upon ESG Funding’s receipt of proceeds of the SPAC Investment Amount from the SPAC, an amount equal to the Capital Investment will be paid by ESG Funding to the Investor as a return of capital within 5 business days of the De-SPAC Closing. The SPAC and ESG Funding shall be jointly and severally obligated for such payment. If the De-SPAC is closed, the Investor may elect at the De-SPAC Closing to receive such repayment of the Investor’s Capital Investment in cash or shares of Common Stock. If the Investor elects to receive such repayment in shares, then SPAC (or the surviving entity following the De-SPAC Closing) will issue to the Investor, shares of the SPAC’s Common Stock at a rate of 1 share of Common Stock for each $10 of the Investor’s Capital Investment. If the SPAC liquidates without consummating a De-SPAC, any amounts remaining in any Sponsor’s or SPAC’s cash accounts, not including the SPAC’s trust account, following such time as all liabilities and wind-down expenses (other than pursuant to the SPAC Loan) have been repaid, will be paid to the Investor as promptly as reasonably practicable, up to the amount of the Investor’s Capital Investment in full satisfaction of any amounts due hereunder.

1.5.2	Notwithstanding anything to the contrary contained herein, if the SPAC does not consummate the Extension, ESG Funding shall repay the Investor’s Capital Investment within five (5) business days of the liquidation of the SPAC’s trust account. If the Extension is not consummated and ESG Funding has failed to repay the Investor’s Capital Investment within five (5) business days of the liquidation of the SPAC’s trust account then Cohen will purchase from the Investor, all of the Investor’s rights under this Agreement for an amount equal to the Investor’s Capital Investment (the “Purchase Price”) and shall pay such Purchase Price to the Investor by wire transfer of immediately available funds pursuant to the wiring instructions separately provided within two (2) business days of ESG’s failure to repay the Investor’s Capital Investment.

1.6	Default. In the event that ESG Funding or any other Sponsor defaults in their respective obligations under Section 1.3 or 1.4 or SPAC defaults in its obligations under Section 1.2, 1.3, 1.4 or 1.5 of this Agreement and in the event that such default continues for a period of five (5) business days following written notice to the Sponsors and SPAC (the “Default Date”), SPAC shall immediately issue to Investor 0.1 shares of SPAC Common Stock per dollar of the Investor’s Capital Investment (the “Default Shares” and together with the Subscription Shares, the “Investment Shares”) on the Default Date and shall issue an additional 0.1 Default Shares per dollar of the Investor’s Capital Investment every calendar month following the Default Date thereafter (on or before the same day of such month as the Default Date), until the earlier of (i) such time as the default is cured or (ii) the 2nd anniversary of the Default Date; provided however, that in no event will SPAC issue any Default Shares to Investor that would result in Investor (together with any other persons whose beneficial ownership of SPAC’s Common Stock would be aggregated with Investor’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable regulations of the Securities and Exchange Commission, including any “group” of which Investor is a member) beneficially owning more than 19.9% of the outstanding shares of SPAC Common Stock (“Issuance Limit”); provided further than any Default Shares that were not issued to Investor because the issuance of such shares would have exceeded the Issuance Limit shall be promptly issued to Investor upon written request from Investor to extent that, at the time of such request, such issuance would no longer exceed the Issuance Limit. Any such Default Shares received pursuant to this Section 1.6 shall be subject to the Registration Requirement if a registration statement not effective at the time the Default Shares are issued to Investor, and if a registration statement has been declared effective, such Default Shares shall be promptly registered, and in any event will be registered within 30 days. In the event that Investor notifies the Sponsors and SPAC of any default pursuant to this Section 1.6, the Sponsors shall not sell, transfer, or otherwise dispose of any SPAC securities owned by the Sponsors, other than in accordance with this Section 1.6, until the earlier of (i) such time as the default is cured or (ii) the 2nd anniversary of the Default Date.

1.7	Reimbursement. On the De-SPAC Closing, the Sponsor’s will pay the Investor an amount equal to the reasonable attorney fees incurred by the Investor in connection with this Agreement not to exceed $5,000.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Each Party hereby represents and warrants to each other Party as of the date of this Agreement and as of each date that a Capital Call is made hereunder that:

2.1	Authority. Such Party has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Party of this Agreement and the issuance of the Investment Shares have been duly authorized by all necessary action on the part of the relevant Party, and no further approval or authorization is required on the part of such Party. This Agreement will be valid and binding on each Party and enforceable against such Party in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or similar laws affecting the enforcement of creditors rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

2.2	Acknowledgement. Each Party acknowledges and agrees that the Investment Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws and the Investor represents that, as applicable, it (a) is acquiring the Investment Shares pursuant to an exemption from registration under the Securities Act with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Investment Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the investment and related economic terms hereunder and of making an informed investment decision, and has conducted a review of the business and affairs of the SPAC that it considers sufficient and reasonable for purposes of making the investment and subscription, and (d) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act). Each Party acknowledges and agrees that this subscription will not be treated as indebtedness for U.S. tax purposes.

2.3	Trust Waiver. Investor acknowledges that the SPAC is a blank check company with the powers and privileges to effect a business combination and that a trust account has been established by the SPAC in connection with its initial public offering (“Trust Account”). Investor waives any and all right, title and interest, or any claim of any kind it now has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account for any claims in connection with, as a result of, or arising out of this Agreement; provided, however, that nothing in this Section 2.3 shall (a) serve to limit or prohibit Investor’s right to pursue a claim against the SPAC for legal relief against assets outside the Trust Account, for specific performance or other relief, (b) serve to limit or prohibit any claims that Investor may have in the future against the SPAC’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or (c) be deemed to limit Investor’s right, title, interest or claim to the Trust Account by virtue of Investor’s record or beneficial ownership of securities of the SPAC acquired by any means other than pursuant to this Agreement, including but not limited to any redemption right with respect to any such securities of the SPAC.

2.4	Restricted Securities. Investor hereby represents, acknowledges and warrants its representation of, understanding of and confirmation of the following:

●	Investor realizes that, unless subject to an effective registration statement, the Investment Shares cannot readily be sold as they will be restricted securities and therefore the Investment Shares must not be accepted unless Investor has liquid assets sufficient to assure that Investor can provide for current needs and possible personal contingencies;

●	Investor understands that, because SPAC is a former “shell company” as contemplated under paragraph (i) of Rule 144, regardless of the amount of time that the Investor holds the Investment Shares, sales of the Investment Shares may only be made under Rule 144 upon the satisfaction of certain conditions, including that SPAC is no longer a ‘shell company’ and that SPAC has not been a ‘shell company’ for at least the last 12 months—i.e., that no sales of Investment Shares can be made pursuant to Rule 144 until at least 12 months after the De-SPAC; and SPAC has filed with the United States Securities and Exchange Commission, during the 12 months preceding the sale, all quarterly and annual reports required under the Exchange Act;

●	Investor confirms and represents that it is able (i) to bear the economic risk of an investment in the Investment Shares, (ii) to hold the Investment Shares for an indefinite period of time, and (iii) to afford a complete loss of the Investment Shares; and

●	Investor understands and agrees that, until the Investment Shares have been registered pursuant to a registration statement, a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Investment Shares in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EXISTS.”

The SPAC shall take all steps necessary in order to remove the legend referenced in the preceding paragraph from the Investment Shares as promptly as practicable following the earlier of (a) the effectiveness of a registration statement applicable to the Investment Shares or (b) any other applicable exception to the restrictions described in the legend occurs.

ARTICLE III

MISCELLANEOUS

3.1	Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

3.2	Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

3.3	No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

3.4	Term of Obligations. The term of this Agreement shall expire (6) months after the De-SPAC Closing or (ii) 5 business days following the liquidation of SPAC. However, the obligations set forth herein that are intended to survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement, including for the avoidance of doubt, the registration obligations set forth in Section 1.4 and Section 1.6 (only applicable to the second sentence thereof), the default provision set forth in Section 1.6 and the indemnity obligations set forth in Section 3.13.

3.5	Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its conflicts of laws rules. Each Party (a) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, the United States District Court for the District of Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

3.6	WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.7	Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either party, unless mutually approved in writing.

3.8	Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

3.9	Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice.

If to Investor:	If to SPAC, Sponsor or Cohen:

POLAR MULTI-STRATEGY MASTER FUND	FTAC EMERALD ACQUISITION CORP.
c/o Mourant Governance Services (Cayman) Limited	c/o Emerald ESG Sponsor, LLC and Cohen Circle, LLC
94 Solaris Avenue Camana Bay	2929 Arch Street, Suite 1703
PO Box 1348	Philadelphia,
Grand Cayman KY1-1108 Cayman Islands	PA 19104

With a mandatory copy to:
Polar Asset Management Partners Inc.
16 York Street, Suite 2900
Toronto, ON M5J 0E6

Attention: Legal Department, Ravi Bhat /	Attention: Legal Department
Jillian Bruce

E-mail: legal@polaramp.com / rbhat@polaramp.com / jbruce@polaramp.com	Email: mehar@cohencircle.com

3.10	Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

3.11	Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

3.12	Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

3.13	Indemnification. SPAC and the Sponsors each agree to indemnify and hold harmless Investor, its affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (each such person being an “Indemnified Party”) from and against any and all losses (but excluding financial losses to an Indemnified Party relating to the economic terms of this Agreement), claims, damages and liabilities (or actions in respect thereof), joint or several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Agreement, the performance by the SPAC and Sponsors of their respective obligations hereunder, the consummation of the transactions contemplated hereby or any pending or threatened claim or any action, suit or proceeding against the SPAC, its Sponsors, or the Investor; provided that SPAC or the Sponsors will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a judgment by a court of competent jurisdiction to have resulted from Investor’s material breach of this Agreement or from Investor’s willful misconduct, or gross negligence. The provisions of this paragraph shall survive the termination of this Agreement.

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The Parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

SPAC:

FTAC EMERALD ACQUISITION CORP.

By:	/s/ Bracebridge Young
Name:	Bracebridge Young, Jr.
Title:	CEO

SPONSORS:

Emerald ESG Sponsor, LLC

By:	/s/ Betsy Z. Cohen
Name:	Betsy Z. Cohen
Title:	Manager

Emerald ESG Advisors, LLC

By:	/s/ Betsy Z. Cohen
Name:	Betsy Z. Cohen
Title:	Manager

Emerald ESG Funding, LLC

By:	Cohen Circle, LLC, its Manager

By:	/s/ Mehar Jagota
Name:	Mehar Jagota
Title:	Chief Operating Officer

solely for purposes of Section 1.5.2

Cohen Circle, LLC

By:	/s/ Mehar Jagota
Name:	Mehar Jagota
Title:	Chief Operating Officer

INVESTOR:

POLAR MULTI-STRATEGY MASTER FUND

By its investment advisor

Polar Asset Management Partners Inc.

By:	/s/ Andrew Ma
Name:	Andrew Ma
Title:	COO

By:	/s/ Kirstie Moore
Name:	Kirstie Moore
Title:	Legal Counsel

Exhibit 99.1

FTAC EMERALD ACQUISITION CORP. ANNOUNCES ADJOURNMENT OF SPECIAL
MEETING OF STOCKHOLDERS UNTIL 11:00 AM EASTERN TIME ON JANUARY 19, 2024

PHILADELPHIA, PA, Jan. 08, 2024 (GLOBE NEWSWIRE) -- FTAC Emerald Acquisition Corp. (NASDAQ:EMLD) (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, announces that the special meeting of stockholders (the “Meeting”) scheduled to be held on January 16, 2024 at 11:00 am Eastern Time will be postponed until 11:00 am Eastern Time on January 19, 2024. As previously announced, the Meeting will occur virtually at https://www.cstproxy.com/ftacemeraldacquisition/2024. The Meeting is being held for the purposes of considering and voting on (i) an extension amendment to the Company’s Amended and Restated Certificate of Incorporation, (ii) an extension amendment to the Investment Management Trust Agreement and (iii) an Adjournment Proposal, each as described in the Company’s amended definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 29, 2023.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Meeting. There is no change to the date, location, record date, purpose or any of the proposals to be acted upon at the Meeting. Stockholders who have already voted and do not wish to change their vote do not need to vote again.

Important Information and Where to Find It

The Company has mailed to its stockholders of record as of December 18, 2023 a definitive proxy statement (the “Proxy Statement”). Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: FTAC Emerald Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s annual report on Form 10-K filed with the SEC and subsequent reports filed with the SEC, as amended from time to time. Copies of these documents are available on the SEC’s website, at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact Information:

FTAC Emerald Acquisition Corp.
info@cohencircle.com